Operations	12 Months Ended
Dec. 31, 2023
Disclosure of joint operations [abstract]
Operations	Operations
StoneCo Ltd. (the “Company”), is a Cayman Islands exempted company with limited liability, incorporated on March 11, 2014. The registered office of the Company is located at 4th Floor, Harbour Place 103 South Church Street, P.O. box 10240 Grand Cayman E9 KY1-1002.
On November 29, 2022, the Brazilian Central Bank (“BACEN”) approved the Company’s change of control through a corporate restructuring involving the conversion Mr. Eduardo Pontes interests in Company´s Class B super-voting shares from HR Holdings, LLC (which were held indirectly through holding companies) into Class A shares directly owned by his family controlled entities ("Corporate Restructuring”).
As a result of the Corporate Restructuring, HR Holdings LLC became the owner of, approximately, 31% of the Company’s voting shares. HR Holdings LLC’s ultimate parent is the VCK Investment Fund Limited SAC A, an investment fund, owned by the co-founder of the Company, Mr. Andre Street.
The Company’s shares are publicly traded on Nasdaq under the ticker symbol STNE and its Brazilian Depositary Receipts (“BDRs”) representing the underlying Company´s shares are traded on the Brazilian stock exchange (B3) under the ticker symbol STOC31.
The Company and its subsidiaries (collectively, the “Group”) provide financial services and software solutions to clients across in-store, mobile and online device platforms helping them to better manage their businesses by increasing the productivity of their sales initiatives.
The consolidated financial statements of the Group were approved for issue by the Audit Committee on March 15, 2024.